UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 23, 2018

CRANE CO.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-1657	13-1952290
(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 363-7300
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information described under Item 8.01 below is incorporated herein by reference.
SECTION 8 – OTHER EVENTS

Item 8.01	Other Events
On October 23, 2018, Crane Co. (the “Company”) increased the size of its commercial paper program (the “Program”) to permit the issuance of commercial paper notes in an aggregate principal amount not to exceed $550 million at any time outstanding. Prior to this increase, the Program permitted the Company to issue commercial paper notes in an aggregate principal amount not to exceed $500 million at any time outstanding. The other terms and conditions of the Program remain as previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2015.
A national bank continues to act as the issuing and paying agent under the Program pursuant to the terms of an issuing and paying agent agreement. Each of the commercial paper dealers will continue to act as a dealer under the Program (each, a “Dealer” and, collectively, the “Dealers”) pursuant to the terms and conditions of a commercial paper dealer agreement previously entered into between the Company and each Dealer (each, a “Dealer Agreement”). The form of Dealer Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 3, 2015.
The commercial paper notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.
On October 23, 2018, The Bank of New York Mellon resigned as trustee for the Company’s 4.45% notes due 2023 and 6.55% notes due 2036 (collectively, the “Notes”). The Company appointed U.S. Bank National Association as successor trustee for the Notes. The succession will become effective on November 2, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.

October 23, 2018

	By:	/s/ Richard A. Maue
Richard A. Maue
Vice President - Finance
Chief Financial Officer

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